UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: December 20, 2006
JOHNSON & JOHNSON
(Exact name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-3215 (Commission File Number)	22-1024240 (IRS Employer Identification No.)
One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 732-524-0400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Assets
As previously reported on a Current Report on Form 8-K filed on December 21, 2006, on December 20, 2006, the Company completed the acquisition of the Consumer Healthcare business of Pfizer Inc. (“Pfizer Consumer Healthcare”) for a purchase price of $16.6 billion in cash. This amendment to the Current Report on Form 8-K filed on December 21, 2006 is being filed to include financial information for Johnson & Johnson and its subsidiaries and Pfizer Consumer Healthcare that was not available at the time of the original filing.
Audited combined financial statements of Pfizer Consumer Healthcare (a business unit within Pfizer Inc.) as of and for the years ended December 31, 2005 and 2004 and unaudited combined financial statements of Pfizer Consumer Healthcare (a business unit within Pfizer Inc.) as of and for the nine months ended October 1, 2006 and October 2, 2005 are attached hereto at Exhibits 99.2 and 99.3 and incorporated herein by reference. Unaudited condensed combined pro forma financial information for the years ended December 31, 2006 and January 1, 2006 for Johnson & Johnson and its subsidiaries are attached hereto at Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
23	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Pro Forma Condensed Consolidated Statements of Earnings for the fiscal years ended December 31, 2006 and January 1, 2006 for Johnson & Johnson and its subsidiaries.

99.2	Audited combined financial statements as of and for the years ended December 31, 2005 and 2004 for Pfizer Consumer Healthcare (a business unit within Pfizer Inc.) and Independent Auditors’ Report thereon.

99.3	Unaudited combined financial statements as of and for the nine months ended October 1, 2006 and October 2, 2005 for Pfizer Consumer Healthcare (a business unit within Pfizer Inc.).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON & JOHNSON (Registrant)
Date: March 2, 2007	By:	/s/ S. J. Cosgrove
S. J. Cosgrove
Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit
No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited Pro Forma Condensed Consolidated Statement of Earnings for the fiscal years ended December 31, 2006 and January 1, 2006 for Johnson & Johnson and its subsidiaries.

99.2	Audited combined financial statements as of and for the years ended December 31, 2005 and 2004 for Pfizer Consumer Healthcare (a business unit within Pfizer Inc) and the Independent Auditors’ Report thereon.

99.3	Unaudited combined financial statements as of and for the nine months ended October 1, 2006 and October 2, 2005 for Pfizer Consumer Healthcare (a business unit within Pfizer Inc).